                                                                    EXHIBIT 25.1

         _____________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ___________________________

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          ___________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                          ___________________________

                      CHEMICAL TRUST COMPANY OF CALIFORNIA
          (formerly Manufacturers Hanover Trust Company of California)
              (Exact name of trustee as specified in its charter)

      CALIFORNIA                                94-2926573
(State of incorporation                      (I.R.S. employer
if not a national bank)                    identification No.)

101 California Street, Suite 2725
San Francisco, California                          94111
(Address of principal executive offices)        (Zip Code)


                          ___________________________
                          SEQUUS PHARMACEUTICALS, INC.
              (Exact name of obligor as specified in its charter)

         DELAWARE                                94-3031834
(State or other jurisdiction of              (I.R.S. employer
incorporation or organization)              identification No.)

SEQUUS Pharmaceuticals, Inc.
960 Hamilton Court
Menlo Park, CA                                      94025
(Address of principal executive offices)         (Zip Code)

                          ___________________________
               _____% Convertible Subordinated Debenture due 2007
                      (Title of the indenture securities)
                       __________________________________

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                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                Superintendent of Banks of the State of California,
                        235 Montgomery Street, San Francisco, California
                         94104-2980.

                Board of Governors of the Federal Reserve System,
                        Washington, D.C. 20551

            (b) Whether it is authorized to exercise corporate trust powers.

                Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

ITEM 16. LIST OF EXHIBITS

         List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

          3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

          5.    Not applicable.

          6. The consent of the Trustee required by Section 21(b) of the Act (See Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.    Not applicable.

          9.    Not applicable.

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                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 5th day of February, 1997.

                                 CHEMICAL TRUST COMPANY OF CALIFORNIA



                                 By   /s/ Cecil D. Bobey
                                      ------------------
                                      CECIL D. BOBEY
                                      Assistant Vice President


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EXHIBIT 7.  Report of Condition of the Trustee.
-------------------------------------------------------------------------------
TRUST COMPANY


CONSOLIDATED REPORT OF CONDITION OF Chemical Trust Company of California
                                    ------------------------------------
                                              (Legal Title)

LOCATED AT San Francisco             San Francisco       CA        94111
           -----------------------------------------------------------------
               (City)                   (County)       (State)     (Zip)

AS OF CLOSE OF BUSINESS ON December 31, 1996    BANK NO.     1476
                           -----------------             -------------
===============================================================================
===============================================================================

ASSETS                                             DOLLAR AMOUNT IN THOUSANDS

 1.   Cash and due from banks                                     10,939
 2.   U.S. Treasury securities                                    10,215
 3.   Obligations of other U.S. Government agencies and
      corporations
 4.   Obligations of States and political subdivisions
 5.   Other securities (including $____________ corporate stock)
      (a)  Loans
      (b)  Less:  Reserve for possible loan losses
      (c)  Loans (Net)
 7. Bank Premises, furniture and fixtures and other assets representing bank premises (including $ -0- capital
      leases)                                                        103
 8.   Real estate owned other than bank premises
 9.   Investments in subsidiaries not consolidated
10.   Other assets (complete schedule on reverse) (including
      $____________________ intangibles)                             939
11.   TOTAL ASSETS                                                22,196

LIABILITIES

12.   Liabilities For borrowed money
13.   Mortgage indebtedness (including $_________________
      capital leases)
14.   Other liabilities (complete on schedule on reverse)          2,699
15.   TOTAL LIABILITIES                                            2,699
                                                                  ======
16.   Capital notes and debentures

SHAREHOLDERS EQUITY

17.   Preferred stock--
      (Number shares outstanding $__________________) Amount $
18.   Common stock--
      (Number shares authorized    100    ) Amount $
                                ---------
      (Number shares outstanding   100    ) Amount $10
                                ---------
19.   Surplus                               Amount $9,990
20.   TOTAL CONTRIBUTED CAPITAL                                   10,000
21.   Retained earnings and other capital reserves                 9,497
22.   TOTAL SHAREHOLDERS EQUITY                                   19,497
23.   TOTAL LIABILITIES AND CAPITAL ACCOUNTS                      22,196
                                                                  ======

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MEMORANDA

1.  Assets deposited with State Treasurer to qualify for exercise
    of fiduciary powers (market value)                                     605
------------------------------------------------------------------------------


The undersigned, Francis J. Farrell, VP & Manager and Frank J. Seidel, Vice
                  -------------------------------------------------------------
President
---------
                   (Name and Title)                    (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on     1/30/97    , at     San Francisco    , California
            --------------      ---------------------
                (Date)                  (City)

                         /s/Francis J. Farrell            /s/Frank J. Seidel
                         ---------------------            ------------------
                              (Signature)                     (Signature)



                          SCHEDULE OF OTHER ASSETS

            Accounts Receivable                                 $422
            Accrued Interest                                      37
            Deferred Taxes                                       396
            Other                                                 84
                                                                ----
               Total (same as Item 10)                          $939

                        SCHEDULE OF OTHER LIABILITIES

            Accrued Income Taxes                              $1,507
            Accrued Expenses & A/P                               377
            Accrued Pension & Benefits                           815
                                                              ------
               Total (same as Item 14)                        $2,699


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